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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 9,
1996


                 American Express Credit Account Master Trust
                          (Issuer in respect of the
             Class A Series 1996-1 6.80% Asset Backed Certificates
          and Class B Series 1996-1 6.95% Asset Backed
Certificates)


                        American Express Centurion Bank
                  Co-Originator of the Trust and a Transferor
                 --------------------------------------------
          Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      -------------      -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification
No.)

6985 Union Park Center, Midvale, Utah                   84047
--------------------------------------                  -----
Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000




             American Express Receivables Financing Corporation II
                  Co-Originator of the Trust and a Transferor
             -----------------------------------------------------

        Delaware                   000-20787           13-3854638
----------------------------      -----------         -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification
No.)

200 Vesey Street, New York, New York                    10285
-------------------------------------                   -----
Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212)640-4473
                                                      -------------

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Item 5.  Other Events

A. Monthly Servicer's Certificate.

      On May 16, 1996, the Trust issued $865,000,000 Class A Series
1996-1 6.80%
Asset Backed Certificates and $60,000,000 Class B Series 1996-1
6.95% Asset
Backed Certificates (the "Class A Certificates" and the "Class B
Certificates",
respectively, and collectively, the "Series 1996-1 Certificates"), offered
pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9,
1996 and issued under the  Pooling and Servicing Agreement (the
"Agreement")
dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16,
1996, to the Agreement (the "Series 1996-1 Supplement").  Interest
on the Series
1996-1 Certificates accrues from May 16, 1996 and is payable on
July 15, 1996
and on the fifteenth day of each month thereafter (or, if such fifteenth day
is not a business day, the immediately succeeding business day)
(each, a
"Distribution Date"). Principal with respect to the Class A
Certificates and
the Class B Certificates is scheduled to be distributed on the May
2001
Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

      The Monthly Servicer's Certificate for the December 16, 1996
Distribution
Date covering the Monthly Period October 27, 1996 to November 25,
1996, is filed
as Exhibit 20.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits:

            20.1  Series 1996-1 Monthly Servicer's Certificate for
the
                  December 16, 1996 Distribution Date.
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                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  December 16, 1996


                                    AMERICAN EXPRESS CREDIT ACCOUNT
                                    MASTER TRUST




                                    AMERICAN EXPRESS CENTURION
BANK,
                                    TRANSFEROR



                                    By: /s/ Mark Hales
                                        ---------------------------
                                    Name:   Mark Hales
                                    Title:  Chief Financial Officer



                                    AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION II,
TRANSFEROR

                                    By: /s/ Leslie R. Scharfstein

                                        --------------------------
                                    Name:   Leslie R. Scharfstein
                                    Title:  President



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                                 EXHIBIT INDEX
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Designation                       Description
   Page
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   ----

Exhibit 20.1      Series 1996-1 Monthly Servicer's Certificate for
   5
                  the December 16, 1996 Distribution Date.

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